UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 19, 2025

Qualigen Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37428	26-3474527
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5857 Owens Avenue, Suite 300, Carlsbad, California 92008
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code (760) 452-8111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock (par value $0.001 per share)	QLGN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Private Placement Offering

On September 19, 2025, Qualigen Therapeutics, Inc., a Delaware corporation (the “Company”) entered into a Subscription Agreement (the “Subscription Agreement”) with certain investors (the “Suscribers”), including Faraday Future Intelligent Electric Inc. (NASDAQ: FFAI)(the “Lead Investor”) pursuant to which the investors agreed to purchase $41,000,000 in cash (the “Offering”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”) and shares of a newly created Series B Convertible Preferred Stock, par value $0.001 per share (the “Series B Stock”). The purchase price of the Common Stock was $2.246 per share and the purchase price for the Series B Stock was $1,000 per share (the “Stated Value”). At the closing of the Offering (the “Closing”), the shares of Common Stock and Series B Stock will be allocated among the investors so that no purchaser’s ownership of Common Stock will exceed 19.99% of the number of shares outstanding (the “Exchange Cap”).

The Company intends to use up to $6,800,000 of the net cash proceeds from the Offering to pay existing debt and fund the Company’s existing business operations, and the balance of the cash proceeds and contributed currency will be used for the establishment of the Company’s cryptocurrency treasury operations.

The rights and preferences of the Series B Stock are set forth in the Certificate of Designation of Rights and Preferences of Series B Convertible Preferred Stock (the “Certificate of Designation”). The Series B Stock is convertible into a number of shares of Common Stock equal to the Stated Value of the number of Series B Stock being converted divided by the conversion price of $2.246 (the “Conversion Shares”). The Series B Stock may not be converted until the Company has obtained the vote of a majority of its stockholders with respect to the transactions contemplated by this Subscription Agreement, including the issuance of Conversion Shares as an issuance greater than the Exchange Cap pursuant to Nasdaq Rule 5635 and the issuance of shares of Common Stock or Common Stock Equivalents to certain advisors of the Company in connection with the transactions contemplated by the Subscription Agreement (the “Stockholder Approval”). Following the Stockholder Approval, the Series B Stock may be exercised at any time until all of the Series B Stock has been converted in full, subject to certain beneficial ownership limitations.

The Series B Stock will vote together with the Common Stock on an as-converted basis, other than modification of the rights relating to the holders of Series B Stock, which requires the affirmative vote of the holders of a majority of the then outstanding shares of the Series B Stock. Upon any liquidation, dissolution or winding-up of the Company, whether voluntary or involuntary (a “Liquidation”), the holders of the Series B Stock shall be entitled to receive out of the assets, whether capital or surplus, of the Company an amount equal to $1,000, plus any accrued and unpaid dividends thereon and any other fees or liquidated damages then due and owing thereon under the Certificate of Designation, for each share of Series B Stock before any distribution or payment shall be made to the holders of any Junior Securities (as defined under the Certificate of Designation), and if the assets of the Company shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the holders shall be ratably distributed among the holders.

The Company agreed to use its best efforts to obtain Stockholder Approval by the written consent of its stockholders or at a special meeting of stockholders (the “Stockholders’ Meeting”) no later than October 29, 2025 (or November 28, 2025 in the event that the staff of the Securities and Exchange Commission conducts a review of the preliminary information statement filed in connection with any written consent of stockholders or preliminary proxy statement filed in connection with the Stockholders’ Meeting. If the Company is unable to obtain the Stockholder Approval by written consent of its stockholders in accordance with applicable law, the Company shall use its commercially reasonable efforts to (i) solicit its stockholders’ approval of such resolutions, including engaging a proxy solicitor reasonably acceptable to the requisite holders and causing such proxy solicitor to reasonably assist in the solicitation of proxies in connection with the Stockholders’ Meeting and (ii) cause the Board of Directors to recommend to the stockholders that they approve such resolutions, and all management-appointed proxyholders shall vote their proxies in favor of such resolutions. If Stockholder Approval is not obtained at the Stockholders’ Meeting, the Issuer shall cause an additional stockholder meeting to be held within ninety (90) days of the date of such Stockholders’ Meeting. If the Company does not obtain Stockholder Approval at the first meeting, the Company is obligated to call a meeting every ninety (90) days thereafter to seek Stockholder Approval until the date on which Stockholder Approval is obtained.

The issuance and sale of the Common Stock, the Series B Stock and the Conversion Shares (the “Securities”) will not be, and are not, registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The Securities will be issued in reliance on the exemption from registration provided by Section 4(a)(2) under the Securities Act and/or Regulation D promulgated thereunder for transactions not involving a public offering. Pursuant to the terms of the Registration Rights Agreement (as defined herein), the Company is required to file a registration statement providing for the resale of the Common Stock and the Conversion Shares within 45 days of the Closing and use its best efforts to have the registration statement declared effective 45 days thereafter.

The closing of the Offering is expected to occur on or about September 29, 2025, subject to the satisfaction of customary closing conditions.

Placement Agency Agreements

The Company entered into a Placement Agency Agreement with Univest Securities LLC (the “Placement Agent”), dated September 19, 2025, pursuant to which the Placement Agent will act as the exclusive placement agent for the Company in connection with the Offering. Pursuant to the Placement Agency Agreement, the Company agreed to pay the Placement Agent a cash fee of 5.5% of the gross proceeds from the Offering and to issue to the Placement Agent (or its designees) warrants to purchase that number of shares of Common Stock equal to 6% of the securities sold in the Offering, which will be exercisable immediately following the closing date, and have an initial exercise price per share of Common Stock of $2.47 (the “Placement Agent Warrants”). In addition, the Company agreed to reimburse the Placement Agent for up to $150,000 of its fees and expenses.

The issuance of the Placement Agent Warrants and the shares of Common Stock underlying the Placement Agent Warrants (the “Placement Agent Warrant Shares”) will not be registered under the Securities Act or any state securities laws. The Placement Agent Warrant Shares will be issued in reliance on the exemption from registration provided by Section 4(a)(2) under the Securities Act and/or Regulation D promulgated thereunder for transactions not involving a public offering.

The Placement Agency Agreement contains customary representations, warranties, and agreements by the Company, customary conditions to closing, indemnification obligations of the Company, other obligations of the parties, and termination provisions.

Registration Rights Agreement

Also on September 19, 2025, the Company and the Subscribers entered into a Registration Rights Agreement (the “Registration Rights Agreement”) pursuant to which the Company agreed to file a registration statement (the “Resale Registration Statement”), providing for the resale of the Common Stock and Conversion Shares within 45 days of the closing of the Closing, to have such registration statement declared effective with 45 days of the filing date (or 60 days, if the Securities and Exchange Commission conducts a full review) (the date of such effectiveness, the “Effective Date”), and to maintain the effectiveness of such registration statement.

Lead Investor Agreement

On September 19, 2025, the Company and the Lead Investor entered into a Lead Investor Agreement (the “Lead Investor Agreement”), pursuant to which: (i) the Company agreed to adopt a treasury reserve policy suitable to the Lead Investor; (ii) at the Closing the Company has agreed not to reduce the size of the Board of Directors to five members including the resignations of Cody Price, Campbell Becher and Robert Lim and the appointment of two designees of the Lead Investor; (iii) for as long as the Lead Investor owns at least 5% of the outstanding Common Stock (the “Minimum Threshold”) , the Lead Investor may appoint a number of directors in proportion to such ownership; (iv) the Company shall expand the size of the Board, at the request of the Lead Investor, if any Board nominee of the Lead Investor is not elected to the Board at a meeting of the stockholders and the Lead Investor shall have the exclusive right to fill such vacancy; (v) the Company shall appoint Jiawei Wang as the Co-Chief Executive Officer of the Company and Koti Meka as the Chief Financial Officer; (vi) if the Lead Investor’s ownership falls below the Minimum Threshold, the Lead Investor shall have the right to obtain Board meetings as a non-voting observer; and (vii) the Company agreed to not adversely amend any of the rights of the Lead Investor under the Lead Investor Agreement. In addition, until the Lead Investor’s ownership falls below the Minimum Threshold, the Lead Investor shall have the right to participate in such Subsequent Financing up to an amount of the Subsequent Financing equal to the percentage of the Lead Investor’s beneficial ownership percentage of the Common Stock on the date of closing of such Subsequent Financing on the same terms, conditions and price provided for in the Subsequent Financing

Voting Support Agreements

In addition, as of September 19, 2025, certain holders of the Company’s Series A-2 Convertible Preferred Stock (the “Voting Stockholders”) agreed to vote any and all of the Company’s securities held by the Voting Stockholders in favor of the Stockholder Approval. As of the date of the Closing, it is anticipated the Voting Stockholders will hold a number of shares of the Company’s voting capital stock to adopt the Stockholder Approval.

Advisory Agreement

On September 19, 2024, the Company entered into a Capital Market Advisory Agreement (the “Advisory Agreement”) with About Investment Pte. (the “Advisor”). Pursuant to the Advisory Agreement, the Advisor shall provide the Company independent capital markets advisory and consulting in connection with the Offering with the Lead Investor, assisting the Company with structuring and financing and other capital markets advice. In consideration for such services, the Company shall issue to the Advisor approximately 60,257 shares of Common Stock equal to five percent of the Company’s outstanding Common Stock following the Closing.

The foregoing summaries of the Certificate of Designation, Placement Agent Warrants, the Subscription Agreement, , the Registration Rights Agreement, the Lead Investor Agreement, the Advisory Agreement, the Voting Support Agreement and the Placement Agency Agreement do not purport to be complete descriptions thereof and are qualified in their entirety by reference to the full text of such documents or the forms of such documents, copies of which are attached hereto as Exhibits 4.1, 4.2, 10.1, 10.2, 10.3, 10.4, 10.5, and 10.6, respectively. The representations, warranties, and covenants made by the Company in any agreement that is filed as an exhibit hereto were made solely for the benefit of the parties to such agreement, including, in some cases, for the purpose of allocating risk among the parties to such agreement. In addition, the assertions embodied in any representations, warranties, and covenants contained in such agreements may be subject to qualifications with respect to knowledge and materiality different from those applicable to securityholders generally. Moreover, such representations, warranties, or covenants were accurate only as of the date when made, except where expressly stated otherwise. Accordingly, such representations, warranties, and covenants should not be relied on as accurately representing the current state of the Company’s affairs at any time.

Item 3.02. Unregistered Sales of Equity Securities.

The information under Item 1.01 of this Current Report on Form 8-K related to the Offering, the Common Shares, the Series B Stock the Conversion Shares, the Placement Agent Warrants, and the Placement Agent Warrant Shares is incorporated herein by reference.

Item 8.01. Other Events.

On September 19, 2025, the Company issued a press release announcing the Offering, The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Certification of Stock Designation of Rights and Preferences of Series B Convertible Preferred Stock
4.2	Form of Placement Agent Warrant
10.1	Form of Subscription Agreement, dated as of September 19, 2025, between Qualigen Therapeutics, Inc. and each Subscriber (as defined therein)
10.2	Form of Registration Rights Agreement, dated as September 19, 2025, between Qualigen Therapeutics, Inc. and each Subscriber
10.3	Lead Investor Agreement, dated September 19, 2025, between Qualigen Therapeutics, Inc. and Faraday Future Intelligent Electric Inc.
10.4	Advisory Agreement dated September 19, 2025, between Qualigen Therapeutics, Inc. and About Investment Pte.
10.5	Form of Voting Support Agreement
10.6	Placement Agency Agreement dated September 19, 2025 between Qualigen Therapeutics, Inc. and Univest Securities LLC
99.1	Press Release dated September 19, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALIGEN THERAPEUTICS, INC.

Date: September 25, 2025	By:	/s/ Kevin A. Richardson II
Hevin A. Richardson II
Chief Executive Officer